Exhibit 99.1.1

NETWORK I FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For the Nine Months Ended March 31, 2009

NETWORK I FINANCIAL SECURITIES, INC.

CONTENTS

Page
FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheet (Unaudited)	2 – 4
Condensed Consolidated Statements of Operations (Unaudited)	5
Condensed Consolidated Statements of Stockholders’ Equity (Unaudited)	6
Condensed Consolidated Statements of Cash Flows (Unaudited)	7 – 8

NOTES TO UNAUDITED CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS	9 – 17

1

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

March 31, 2009

ASSETS

Cash	$62,875
Due from clearing organization	752,966
Advances to officers	435,658
Due from affiliates	11,935
Advances to registered representatives, net of reserve
for uncollectible accounts of $90,100	48,182
Securities held for resale, at market	108,506
Property and equipment, net	1,049,995
Other assets	65,740

TOTAL ASSETS		$2,535,857

See accompanying notes to unaudited condensed consolidated financial statements.

2

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET, Continued
(Unaudited)

March 31, 2009

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Line of credit	$93,000
Mortgage payable	781,582
Notes payable	167,521
Due to affiliates	-
Advances from officers	151,357
Commissions payable	119,453
Securities sold, but not yet purchased, at market	2,856
Capital leases payable	14,657
Accounts payable, accrued expenses and other liabilities	329,495

TOTAL LIABILITIES		$1,659,921

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING INTEREST IN SUBSIDIARIES		$418,948

See accompanying notes to unaudited condensed consolidated financial statements.

3

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET, Continued
(Unaudited)

March 31, 2009

LIABILITIES AND STOCKHOLDERS' EQUITY, Continued

STOCKHOLDERS' EQUITY
Controlling Interest:
Series A Preferred stock, $1.00 par value, 8% coupon;
1,000,000 shares authorized; 215,000 shares issued
and 85,000 outstanding	$85,000
Series B Preferred stock, $1.00 par value;
4,000,000 shares authorized; none issued and
outstanding	-
Common stock, Class A $.01 par value;
10,000,000 shares authorized; 1,618,930 shares
issued and 1,116,430 outstanding	16,189
Common stock, Class B $.01 par value, non voting;
2,000,000 shares authorized; 150,878 shares
issued 140,528 shares outstanding	1,509
Common stock, Class C $.01 par value;
3,000,000 shares authorized; none issued and
outstanding	-
Additional paid-in capital	603,362
Treasury stock at cost; Class A 502,500 shares and
Class B 10,350 shares	(5,129)
Accumulated deficit	(243,943)

TOTAL STOCKHOLDERS' EQUITY		$456,988

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY		$2,535,857

See accompanying notes to unaudited condensed consolidated financial statements.

4

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

For the Nine Months Ended March 31, 2009 and 2008

	2009	2008
REVENUES
Commissions	$839,442	$1,554,354
Net dealer inventory gains	72,015	218,015
Investment banking	50,041	29,447
Interest and dividends	49,328	81,593
Transfer fees and clearing services	21,025	34,656
Investment advisory and other	1,336,783	281,295

	$2,368,634	$2,199,360

OPERATING EXPENSES
Commissions	1,351,878	1,027,906
Compensation and related expenses	440,097	618,470
Clearing fees	148,026	177,160
Communications and data processing	109,282	159,943
Interest	70,923	109,268
Occupancy and related expenses	140,293	154,005
Office expenses	198,794	221,572
Professional fees	100,306	48,174
Depreciation	24,300	23,816

TOTAL OPERATING EXPENSES	2,583,899	2,540,314

LOSS BEFORE NON-CONTROLLING
INTEREST	(215,265)	(340,954)

LESS: NET INCOME ATTRIBUTABLE
TO NON-CONTROLLING INTEREST
IN SUBSIDIARIES	36,716	(59,808)

NET LOSS	(251,981)	(281,146)

PREFERRED STOCK DIVIDENDS	1,700	5,100

NET LOSS ATTRIBUTABLE TO COMMON
STOCKHOLDERS	$(253,681)	$(286,246)

See accompanying notes to unaudited condensed consolidated financial statements.

5

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
(Unaudited)

For the Nine Months Ended March 31, 2009

									Retained
			Class A		Class B		Additional	Treasury	Earnings
	Preferred Stock		Common Stock		Common Stock		Paid-In	Stock,	(Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	At Cost	Deficit)	Total
BALANCE - July 1, 2008	85,000	$85,000	1,593,930	$15,939	150,878	$1,509	$553,612	$(5,129)	$9,738	$660,669

Sale of common stock	-	-	25,000	250	-	-	49,750	-	-	50,000

Preferred dividends	-	-	-	-	-	-	-	-	(1,700)	(1,700)

Net loss	-	-	-	-	-	-	-	-	(251,981)	(251,981)

BALANCE - March 31, 2009	85,000	$85,000	1,618,930	$16,189	150,878	$1,509	$603,362	$(5,129)	$(243,943)	$456,988

See accompanying notes to unaudited condensed consolidated financial statements.

6

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS,
(Unaudited)

For the Nine Months Ended March 31, 2009 and 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(251,981)	$(281,146)
Adjustments to reconcile net (loss) income to net
cash (used in) provided by operating activities:
Depreciation	24,300	23,816
Provision four doubtful accounts	100	-
Net income (loss) of non-controlling interest in subsidiaries	36,716	(59,808)
Changes in operating assets and liabilities:
Due from clearing organization	949	(3,594)
Advances to from registered representatives	299	(1,312)
Securities held for resale, at market	(50,999)	184,191
Other assets	(5,488)	(242)
Commissions payable	61,933	(29,497)
Securities sold, but not yet purchased, at market	(3,036)	(627)
Accounts payable, accrued expenses and other liabilities	68,405	(20,194)

TOTAL ADJUSTMENTS	133,179	92,733

NET CASH (USED IN) PROVIDED BY
OPERATING ACTIVITIES	(118,802)	(188,413)

CASH FLOWS USED IN INVESTING ACTIVITIES
Capitalization of building improvements	-	(10,364)
		-

See accompanying notes to unaudited condensed consolidated financial statements.

7

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from affiliated company	12,436	-
Advances to affiliated company	(11,805)	(1,246)
Advances to officers	(57,046)	(40,870)
Repayments of advances from officers	49,400	96,956
Proceeds from notes payable	120,000	-
Proceeds from sale of common stock	50,000	-
Cash contribution from stockholders of Shark River
Investors, LLC	21,228	24,791
Repayment of notes payable	(19,927)	(49,402)
Repayment of mortgage payable	(15,815)	(15,953)
Preferred dividends paid	(1,700)	(5,100)
Repayment of capital lease	(4,828)	(3,138)

NET CASH USED IN FINANCING ACTIVITIES	$141,943	$6,038

NET (DECREASE) INCREASE IN CASH	$23,141	$(192,739)

CASH - Beginning of year	39,734	203,338

CASH - End of year	$62,875	$10,599

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during year:
Interest	$70,923	$109,268
Income taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND
FINANCING ACTIVITIES

Conversion of accrued NASD settlement to notes payable	$-	$125,000
Acquisition of office equipment under a capital lease	$-	$22,570

See accompanying notes to unaudited condensed consolidated financial statements.

8

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Organization

Network 1 Financial Securities, Inc. (the “Company") was organized as a Texas corporation on March 15, 1983 and is registered as a broker-dealer with the Securities and Exchange Commission (SEC), the State of Texas and various other states. The Company is an introducing broker-dealer that clears all transactions with and for customers on a fully disclosed basis with a clearing broker. The Company is a member of the Financial Industry Regulatory Authority (FINRA). The accompanying unaudited condensed consolidated financial statements for 2009 and 2008 consolidate the following variable interest entities: Network 1 Financial Advisors, Inc, Network 1 Financial Assurance, Inc., National Financial Services Group, Inc. and Shark Rivers Investors, LLC.

The unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations for the nine month periods ended March 31, 2009 and 2008 are not necessarily indicative of the results to be expected for the year ended June 30, 2009. The interim financial statements should be read in connection with the audited financial statements and footnotes contained herein for the years ended June 30, 2008 and 2007.

NOTE 2 - Summary of Significant Accounting Policies

Use of Estimates
The preparation of the unaudited condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Consolidation of Variable Interest Entities (“VIE”)
In January 2003, and revised in December 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46 (“FIN 46”), “Consolidation of Variable Interest Entities.” Prior to the issuance of this interpretation, a company generally included another entity in its condensed consolidated financial statements only if it controlled the entity through voting interests. FIN 46 requires a variable interest entity, as defined, to be consolidated by a company, if that company is subject to a majority of the risk of loss from the variable interest entity’s activities, entitled to receive a majority of the entity’s residual returns, the purpose of the entity is for the benefit of the reporting entity, or if the entity is substantially financed by the reporting entity. For these purposes, variable interests held by related parties should be consolidated with the reporting entity.

The accompanying unaudited condensed consolidated financial statements for 2009 and 2008 include the following variable interest entities: Network 1 Financial Advisors, Inc., Network 1 Financial Assurance, Inc, National Financial Services Group, Inc. and Shark Rivers Investors., LLC.

Network 1 Financial Advisors, Inc. provides advisory services and the in-house management of client accounts.

Network 1 Financial Assurance, Inc. acts as an agent providing life and health insurance products for certain clients on behalf of the Company.

National Financial Services Group, Inc. enters into leases and to function as the guarantor for any leases or investments on behalf of the Company.

Shark Rivers Investors, LLC is a real estate investment company that owns and operates two building facilities in New Jersey.

Revenue Recognition
Customer security transactions and the related commission income and expense are recorded as of the trade date. Investment banking revenues include gains, losses, and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent. Investment banking revenues also include fees earned from providing financial advisory services. Investment banking management fees are recorded on the offering date, sales concessions on the settlement date, and underwriting fees at the time the underwriting is completed and the income is reasonably determinable. Customers who are financing their transaction on margin are charged interest. The Company’s margin requirements are in accordance with the terms and conditions mandated by its clearing firm. The interest is billed on the average daily balance of the margin account.

10

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Revenue Recognition, continued
Net dealer inventory gains result from securities transactions entered into for the account and risk of the Company. Net dealer inventory gains are recorded on a trade date basis. Investment advisory fees are account management fees for high net worth clients based on the amount of the assets under management. These fees are billed quarterly and recognized at such time that the service is performed and collection is probable.

The Company generally acts as an agent in executing customer orders to buy or sell listed and over-the-counter securities in which it does not make a market, and charges commissions based on the services the Company provides to its customers. In executing customer orders to buy or sell a security in which the Company makes a market, the Company may sell to, or purchase from, customers at a price that is substantially equal to the current inter-dealer market price plus or minus a mark-up or mark-down. The Company may also act as agent and execute a customer's purchase or sale order with another broker-dealer market-maker at the best inter-dealer market price available and charge a commission. Mark-ups, mark-downs and commissions are generally priced competitively based on the services it provides to its customers. In each instance the commission charges, mark-ups or mark-downs, are in compliance with guidelines established by the FINRA.

Marketable securities are carried at fair value, with changes in value included in the statement of income in the period of change. Fair value is generally determined by quoted market prices. Non-marketable securities are valued at fair value as determined by management.

Income Taxes
The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No 109, “Accounting for Income Taxes” (SFAS No. 109). SFAS No. 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

11

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Income Taxes, continued
In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company adopted the provisions of Fin 48 effective July 1, 2007, the adoption of the provisions of FIN 48 did not have a material impact on the Company's condensed consolidated financial position and results of operations. As of March 31, 2009, no liability for unrecognized tax benefits was required to be recorded.

Adoption of Accounting Pronouncement
Effective July 1, 2008, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”), for assets and liabilities measured at fair value on a recurring basis. The adoption of SFAS 157 had no effect on the Company’s financial statements at March 31, 2009. SFAS 157 accomplishes the following key objectives:

  Defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date;
  Establishes a three-level hierarchy (the “Valuation Hierarchy”) for fair value measurements;
  Requires consideration of the Company’s creditworthiness when valuing liabilities; and
  Expands disclosures about instruments measured at fair value.

The Valuation Hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. A financial instrument’s categorization within the Valuation Hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of the Valuation Hierarchy and the distribution of the Company’s financial assets within it are as follows:

  Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
  Level 2 - inputs to the valuation methodology included quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
  Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

Certain financial instruments are carried at cost on the balance sheet, which approximates fair value due to their short-term, highly liquid nature. These instruments include cash and cash equivalents, accrued expenses and other liabilities. The Company’s marketable securities have been determined to be a Level 1 valuation.

12

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Such marketable securities held by the Company are included in the Condensed Consolidated Balance Sheet, as a component of “Due from clearing organization, Securities held for resale and Securities sold but not yet purchased.” The fair value of these marketable securities is determined based on the price of such securities that trade in a readily determinable market.

       The following is a summary of the fair value of financial instruments, as of March 31, 2009:

		Securities	Securities
	Due from	Held for	Sold But Not
	Clearing	Resale,	Yet Purchased,
	Organization	At Market	At Market
Marketable securities	$424,910	$108,506	$2,856
Cash	328,056	-
	$752,966	$108,506	$2,856

The following is a summary of the Company’s financial assets and liabilities that are accounted for at fair value as of March 31, 2009 by level within the fair value hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Financial instruments owned:
Marketable securities	$533,416	$-	$-	$533,416
Cash	328,056	-	-	328,056

Total financial instruments owned	$861,472	$-	$-	$861,472

Liabilities:
Financial instruments sold, not yet
purchased	$2,856	$-	$-	$2,856
Total financial instruments sold, not yet purchased	$2,856	$-	$-	$2,856

In February 2008, the FASB issued Staff Position 157-2 (“FSP 157-2”). FSP 157-2 permits delayed adoption of SFAS 157 for certain non-financial assets and liabilities, which are not recognized at fair value on a recurring basis, until fiscal years and interim periods beginning after November 15, 2008. As permitted by FSP 157-2, the company has elected to delay the adoption of SFAS 157 for qualifying non-financial assets and liabilities, such as property and equipment. The effect upon adoption of SFAS 157-2 to applicable non-financial assets and liabilities is not expected to be material.

13

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Recently Issued Accounting Pronouncements

(i)	In December 2007, the FASB issued SFAS No. 141R, “Business Combinations” (“SFAS 141R”), which replaces SFAS No. 141, “Business Combinations.” SFAS 141R establishes principles and requirements for determining how an enterprise recognizes and measures the fair value of certain assets and liabilities acquired in a business combination, including noncontrolling interests, contingent consideration, and certain acquired contingencies. SFAS 141R also requires acquisition-related transaction expenses and restructuring costs be expensed as incurred rather than capitalized as a component of the business combination. SFAS 141R was applicable to the Company prospectively to business combinations for which the acquisition date is on or after July 1, 2009. SFAS 141R would have an impact on accounting for any business acquired after the effective date of this pronouncement.

(ii)	In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary (previously referred to as a minority interests). SFAS 160 also requires that a retained noncontrolling interest upon the deconsolidation of a subsidiary be initially measured at its fair value. Upon adoption of SFAS 160, the Company would be required to report any noncontrolling interests as a separate component of shareholders’ equity. The Company would also be required to present any net income allocable to noncontrolling interests and net income attributable to the shareholders of the Company separately in its consolidated statement of operations. SFAS 160 will be effective for the Company for its fiscal year beginning July 1, 2009. SFAS 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements of SFAS 160 shall be applied prospectively. SFAS 160 would have an impact on the presentation and disclosure of the noncontrolling interests of any non-wholly owned business owned on the adoption date and/or acquired in the future.

(iii)	On June 12, 2008, the FASB ratified Emerging Issue Task Force (“EITF”) 07-5, “Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity’s Own Stock” (“EITF 07- 5”). EITF 07-5 provides a framework for determining whether an instrument is indexed to an entity’s own stock. EITF 07-5 was effective for fiscal years beginning after December 15, 2008. The Company is evaluating the impact of this pronouncement on its financial statements.

(iv)	In April 2009, FASB issued SFAS No. 141R-1, “Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies”. SFAS No. 141R-1 amends and clarifies the initial recognition and measurement, subsequent measurement and accounting, and related disclosures arising from contingencies in a business combination under SFAS No. 141R, which is described above. Under SFAS No. 141R-1, assets acquired and liabilities assumed in a business combination that arise from contingencies will be recognized at fair value at the acquisition date only if fair value can be determined during the one-year post acquisition measurement period, and subsequently measured and accounted for using a systematic and rational basis depending on their nature. SFAS No. 141R-1 is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.

14

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - Liquidity

During the nine months ended March 31, 2009 and 2008, the Company incurred net losses of approximately $ 254,000 and approximately $286,000, respectively. The Company has historically satisfied its capital needs with cash generated from operations. On July 29, 2008, the Company entered into a letter of intent with International Smart Sourcing, Inc. (“ISS”), pursuant to which the Company would exchange up to one hundred percent (100%), but not less than 95%, of its issued and outstanding capital stock, resulting in the Company becoming a wholly owned subsidiary of ISS, in exchange for up to twenty-two million (22,000,000) shares of ISS’ common stock. As more fully described in Note 10 – Subsequent Events below, the reverse acquisition with ISS was consummated on June 9, 2009. The Company’s capital requirements to fund its business may change and the Company is also responsible for the outstanding commitments and contingencies of ISS. There can be no assurance that the Company will be successful in meeting these and it’s continuing working capital requirements requirements.

However, the Company believes that it will have sufficient funds to maintain its current level of business activities, including those of ISS, during fiscal year 2009. If market conditions should weaken, the Company would need to consider curtailing certain of its business activities, reducing its fixed overhead costs and/or seek additional sources of financing.

NOTE 4 - Advances to/from Officers

As of March 31, 2009, the Company has an outstanding advances receivable of approximately $436,000, due from two officers/shareholders of the Company. These balances are non-interest bearing and have no definitive repayment terms.

As of March 31, 2009, the Company has outstanding advances payable of approximately $151,000, due to an officer/shareholder of the Company. These balances are non-interest bearing and have no definitive repayment terms.

NOTE 5 - Letter of Intent

On July 29, 2008, the Company entered into a letter of intent with International Smart Sourcing, Inc. (“ISS”), pursuant to which the Company would exchange one hundred percent (100%) of the issued and outstanding capital stock, resulting in the Company becoming a wholly owned subsidiary of ISS, in exchange for twenty-two million (22,000,000) shares of ISS’ common stock, $0.001 par value, which amount shall be subject to adjustment after the completion of (a) the Company’s audited consolidated financial statements for the years ended June 30, 2008 and 2007, and (b) a due diligence review by ISS.

As more fully described in Note 10 – Subsequent Events, the transaction, which will be accounted for as a reverse public shell merger by ISS of the Company, in which will be accounted for as a recapitalization of the Company.

The Company is the holder of 53,452 warrants with an exercise price of approximately $1.00 to purchase 275,278 shares of ISS common stock. The warrants expire in April 2010.

15

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - Letter of Intent, continued

The Company can give no assurance that the transaction will enhance its future operations or financial results, or specifically that the Company would become and remain profitable as a result of such transaction.

NOTE 6 - Commitments and Contingencies

Litigation
The Company may be involved in legal proceedings in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. The Company currently is not involved in any legal proceedings which are not in the ordinary course of business.

Enforcement Actions
In July 2007, the Company entered into a settlement agreement with the NASD for monetary sanctions imposed against certain employees who are officers and shareholders of the Company. The monetary sanctions amounted in the aggregate to $129,900. The term of the settlement agreement allowed the Company to follow an installment arrangement. Principal terms of the arrangement required a down payment of 25% and the execution of notes evidencing the remainder. The remaining aggregate balance of the notes as of March 31, 2009 of approximately $48,000 is to be paid over a terms expiring in August 2010. The notes bear interest at the rate of 11.25% per annum.

NOTE 7 – Notes Payable

On November 18, 2008, Network 1 Financial Advisors (a consolidated VIE) entered into a note payable with ISS for proceeds of $100,000. The note matures on November 18, 2009 and has a stated interest rate of 6% per annum.

On March 23, 2009, Shark Rivers Investors, LLC (a consolidated VIE) received $20,000 in proceeds of a demand note from an individual with respect to a project. Interest on the note is payable the rate of 3% of the associated project profit. The note is subject to a contingent conversion feature at the mutual agreement of both parties.

NOTE 8 – Stockholders’ Equity

On November 26, 2008, the Company sold 25,000 shares of its Class A common stock common stock to Network 1 Financial Advisors, Inc., an affiliated company which is a consolidated VIE and whose officers and stockholders are officers and stockholders of the Company, for gross proceeds of $50,000 (see Note 2). Accordingly, the value of this investment has been eliminated.

On February 10, 2009, the Company sold 25,000 shares of its Class A Common Stock for cash proceeds of $50,000 to the Chairman and principal shareholder of ISS.

16

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 - Other

During the nine months ended March 31, 2009, $21,228 in additional capital was contributed to Shark Rivers Investors, LLC by its shareholders. This amount is included in Non-controlling interest in subsidiaries in the accompanying balance sheet.

On March 12, 2009, the Company was notified by the bank that its outstanding credit line was in default. The Company was required to make certain minimum principal repayments of its line of credit approximating $36,000, which was not remitted. Management is currently in discussions with the bank either to make the necessary payment, restructure the terms of the credit line or obtain a waiver for the default.

On March 13, 2009, Shark Rivers Investors, LLC (“SRI”) was notified by the bank that it was in default with the repayment terms of its mortgage agreement, since the mortgage balance became due on February 28, 2009 and has not yet been repaid. The Company has continued to make recurring monthly payments of principal and interest. Management is currently in discussions with the bank to either refinance the loan or obtain a waiver for the default.

NOTE 10 - Subsequent Events

On May 14, 2009, a Definitive Information Statement Pursuant to Section 14(c) of the Securities and Exchange Act of 1934 was filed by ISS with respect to the approval by written consent of the holders of a majority its shares of the reverse merger with the Company described in Note 5. On June 9, 2009, the Company closed the Reverse Merger pursuant to the Share Exchange Agreement between ISS and the Company. Under this transaction, shareholders holding 1,250,528 of the 1,281,958 of the Company’s common shares outstanding on the closing date approved the transaction and received an aggregate of 21,460,622 common shares of ISS in exchange. Upon consummation of the Reverse Merger, Company shareholders owned 66.17% of the post merger entity. Because the Company was deemed to be the accounting acquirer, the assets and liabilities of the Company will be reflected at their carryforward basis in post merger financial statements. Prior to entering into these material definitive agreements, there was no material relationship between the Company or its affiliates and the parties thereto, other than in respect of the applicable material definitive agreement or the transactions contemplated thereby.

17

Exhibit 99.1.2

NETWORK I FINANCIAL SECURITIES, INC.

CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended June 30, 2008 and 2007

NETWORK I FINANCIAL SECURITIES, INC.

CONTENTS

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

FINANCIAL STATEMENTS

Consolidated Balance Sheets	2 – 4
Consolidated Statements of Operations	5
Consolidated Statements of Stockholders’ Equity	6
Consolidated Statements of Cash Flows	7 – 8

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	9 – 24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Network 1 Financial Securities, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Network 1 Financial Securities, Inc. and Subsidiaries (the “Company”) as of June 30 2008 and 2007 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Network 1 Financial Securities, Inc, and Subsidiaries as of June 30 2008 and 2007, and the results of its operations and its cash flows for the years then ended in conformity with United States generally accepted accounting principles.

/s/ MARCUM & KLIEGMAN LLP
New York, New York
February 4, 2009

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED BALANCE SHEETS

June 30, 2008 and 2007

ASSETS

	2008	2007
Cash	$39,734	$203,338
Due from clearing organization	753,915	753,413
Advances to officers	418,012	336,346
Due from affiliates	13,766	--
Advances to registered representatives, net of reserve
for uncollectible accounts of $90,000 and $44,375
as of June 30, 2008 and 2007, respectively	48,581	115,969
Securities held for resale, at market	57,507	254,891
Property and equipment, net	1,077,068	1,083,591
Other assets	60,252	66,098

TOTAL ASSETS	$2,468,835	$2,813,646

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED BALANCE SHEETS, Continued

June 30, 2008 and 2007

LIABILITIES AND STOCKHOLDERS' EQUITY

	2008	2007
LIABILITIES
Line of credit	$93,000	$93,000
Mortgage payable	797,397	818,741
Notes payable	67,448	--
Due to affiliates	1,200	1,200
Advances from officer	141,357	39,760
Commissions payable	57,520	58,854
Securities sold, but not yet purchased, at market	5,892	900
Capital leases payable	19,485	3,346
Accrued NASD settlement	--	129,900
Accounts payable, accrued expenses and
other liabilities	226,363	284,565

TOTAL LIABILITIES	1,409,662	1,430,266

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING INTEREST IN SUBSIDIARIES	$398,504	$331,908

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED BALANCE SHEETS, Continued

June 30, 2008 and 2007

LIABILITIES AND STOCKHOLDERS' EQUITY, Continued

	2008	2007
STOCKHOLDERS' EQUITY
Controlling Interest:
Series A Preferred stock, $1.00 par value, 8% coupon;
1,000,000 shares authorized; 215,000 shares
issued and 85,000 outstanding	$85,000	$85,000
Series B Preferred stock, $1.00 par value;
4,000,000 shares authorized; none issued and
outstanding	--	--
Common stock, Class A $.01 par value;
10,000,000 shares authorized; 1,593,930 shares
issued and 1,091,430 outstanding	15,939	15,939
Common stock, Class B $.01 par value, non voting;
2,000,000 shares authorized; 150,878 shares
issued 140,528 shares outstanding	1,509	1,509
Common stock, Class C $.01 par value;
3,000,000 shares authorized; none issued and
outstanding	--	--
Additional paid-in capital	553,612	553,612
Treasury stock at cost; Class A 502,500 shares
and Class B 10,350 shares	(5,129)	(5,129)
Accumulated earnings	9,738	400,541

TOTAL STOCKHOLDERS' EQUITY	660,669	1,051,472

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$2,468,835	$2,813,646

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended June 30, 2008 and 2007

	2008	2007
Commissions	$1,866,900	$1,875,905
Net dealer inventory gains	328,598	60,044
Investment banking	29,400	1,447,088
Interest and dividends	91,737	107,818
Transfer fees and clearing services	48,800	48,994
Investment advisory	252,173	209,305
Other	145,732	121,137

Revenues	$2,763,340	$3,870,291

OPERATING EXPENSES
Commissions	1,175,259	1,597,394
Compensation and related expenses	795,176	823,557
Clearing fees	240,779	338,700
Communications and data processing	222,920	215,378
Interest	138,225	127,305
Occupancy and related expenses	183,960	175,018
Office expenses	261,888	260,748
Professional fees	53,547	89,785
NASD settlement	--	129,900
Depreciation	29,093	41,353

TOTAL OPERATING EXPENSES	3,100,847	3,799,138

(LOSS) INCOME BEFORE
NON-CONTROLLING INTEREST	(337,507)	71,153

LESS: NET INCOME (LOSS) ATTRIBUTABLE
TO NON-CONTROLLING INTEREST
IN SUBSIDIARIES	46,496	(26,242)

NET (LOSS) INCOME	(384,003)	97,395

PREFERRED STOCK DIVIDENDS	6,800	6,800

NET (LOSS) INCOME ATTRIBUTABLE TO
COMMON STOCKHOLDERS	$(390,803)	$90,595

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

For the Years Ended June 30, 2008 and 2007

									Retained
			Class A		Class B		Additional	Treasury	Earnings
	Preferred Stock		Common Stock		Common Stock		Paid-In	Stock,	(Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	At Cost	Deficit)	Total
BALANCE - July 1, 2006	85,000	$85,000	1,593,930	$15,939	150,878	$1,509	$553,612	$(5,129)	$309,946	$960,877

Preferred dividends	--	--	--	--	--	--	--	--	(6,800)	(6,800)

Net income	--	--	--	--	--	--	--	--	97,395	97,395

BALANCE - June 30, 2007	85,000	85,000	1,593,930	15,939	150,878	1,509	553,612	(5,129)	400,541	1,051,472

Preferred dividends	--	--	--	--	--	--	--	--	(6,800)	(6,800)

Net loss	--	--	--	--	--	--	--	--	(384,003)	(384,003)

BALANCE - June 30, 2008	85,000	$85,000	1,593,930	$15,939	150,878	$1,509	$553,612	$(5,129)	$9,738	$660,669

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended June 30, 2008 and 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(384,003)	$97,395
Adjustments to reconcile net (loss) income to net
cash (used in) provided by operating activities
Depreciation	29,093	41,353
Provision for doubtful accounts	45,625	--
NASD settlement	--	129,900
Net income (loss) of non-controlling interest in subsidiaries	46,496	(26,242)
Changes in operating assets and liabilities
Due from clearing organization	(502)	33,821
Advances to/from registered representatives	21,763	(29,788)
Securities held for resale, at market	197,384	(49,414)
Other assets	5,846	(6,003)
Commissions payable	(1,334)	38,603
Securities sold, but not yet purchased, at market	4,992	(33,925)
Accounts payable, accrued expenses and other liabilities	(63,102)	56,966

TOTAL ADJUSTMENTS	286,261	155,271

NET CASH (USED IN) PROVIDED BY
OPERATING ACTIVITIES	(97,742)	252,666

CASH FLOWS USED IN INVESTING ACTIVITIES
Capitalization of building improvement	--	(29,437)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances to affiliated company	(13,766)	(11,901)
Advances from affiliated company	--	1,200
Advances to officers	(149,366)	(27,300)
Advances repaid from officers	67,700	--
Advances from officer	101,597	31,447
Cash contribution from owner	20,100	--
Repayment of notes payable	(57,552)	--
Repayment of mortgage payable	(21,344)	(23,019)
Preferred dividends paid	(6,800)	(6,800)
Repayment of capital lease	(6,431)	(2,609)

NET CASH USED IN FINANCING ACTIVITIES	$(65,862)	$(38,982)

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued

For the Years Ended June 30, 2008 and 2007

	2008	2007
NET (DECREASE) INCREASE IN CASH	$(163,604)	$184,247

CASH - Beginning of year	203,338	19,091

CASH - End of year	$39,734	$203,338

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during year:
Interest	$143,135	$117,787
Income taxes	$5,035	$4,587

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND
FINANCING ACTIVITIES

Conversion of accrued NASD settlement to notes payable	$125,000	$--
Acquisition of office equipment under a capital lease	$22,570	$--

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Organization

Network 1 Financial Securities, Inc. (the “Company") was organized as a Texas corporation on March 15, 1983 and is registered as a broker-dealer with the Securities and Exchange Commission (SEC), the State of Texas and various other states. The Company is an introducing broker-dealer that clears all transactions with and for customers on a fully disclosed basis with a clearing broker. The Company is a member of the Financial Industry Regulatory Authority (FINRA). The accompanying consolidated financial statements for 2008 and 2007 consolidate, the following variable interest entities: Network 1 Financial Advisors, Inc, Network 1 Financial Assurance, Inc., National Financial Services Group, Inc. and Shark Rivers Investors, LLC (See Note 2).

NOTE 2 - Summary of Significant Accounting Policies

Use of Estimates
The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation of Variable Interest Entities
In January 2003, and revised in December 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46 (“FIN 46”), “Consolidation of Variable Interest Entities.” Prior to the issuance of this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN 46 requires a variable interest entity, as defined, to be consolidated by a company, if that company is subject to a majority of the risk of loss from the variable interest entity’s activities, entitled to receive a majority of the entity’s residual returns, the purpose of the entity is for the benefit of the reporting entity, or if the entity is substantially financed by the reporting entity. For these purposes, variable interests held by related parties should be consolidated with the reporting entity.

The accompanying consolidated financial statements for 2008 and 2007 include the following variable interest entities in accordance with the provisions of FIN 46 and FSP FIN 46(R)-5: Network 1 Financial Advisors, Inc., Network 1 Financial Assurance, Inc, National Financial Services Group, Inc. and Shark Rivers Investors., LLC.

Network 1 Financial Advisors, Inc. provides advisory services and the in-house management of client accounts.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Consolidation of Variable Interest Entities, continued
Network 1 Financial Assurance, Inc. acts as an agent providing life and health insurance products for certain clients on behalf of the Company.

National Financial Services Group, Inc. enters into leases and to function as the guarantor for any leases or investments on behalf of the Company.

Shark Rivers Investors, LLC is a real estate investment company that owns and operates two building facilities in New Jersey.

The following is a summary of certain financial data for Network 1 Financial Advisors, Inc, Network 1 Financial Assurance, Inc. National Financial Services Group, Inc. and Shark Rivers Investors, LLC as of June 30, 2008 and 2007, and for the years ended June 30, 2008 and 2007:

	June 30,
	2008	2007
Revenues	$307,370	$212,094
Net income (loss)	$46,496	$(26,242)
Total assets	$1,416,188	$1,299,280
Total liabilities	$1,017,684	$967,372

Non-Controlling Interest in Subsidiaries
Non-Controlling interest represents one hundred percent (100%) of the equity from the four (4) variable interest entities that are beneficially-owned by the Company’s stockholders.

Revenue Recognition
Customer security transactions and the related commission income and expense are recorded as of the trade date. Investment banking revenues include gains, losses, and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent. Investment banking revenues also include fees earned from providing financial advisory services. Investment banking management fees are recorded on the offering date, sales concessions on the settlement date, and underwriting fees at the time the underwriting is completed and the income is reasonably determinable. Customers who are financing their transaction on margin are charged interest. The Company’s margin requirements are in accordance with the terms and conditions mandated by its clearing firm. The interest is billed on the average daily balance of the margin account.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Revenue Recognition, continued
Net dealer inventory gains result from securities transactions entered into for the account and risk of the Company. Net dealer inventory gains are recorded on a trade date basis. Investment advisory fees are account management fees for high net worth clients based on the amount of the assets under management. These fees are billed quarterly and recognized at such time that the service is performed and collection is probable.

The Company generally acts as an agent in executing customer orders to buy or sell listed and over-the-counter securities in which it does not make a market, and charges commissions based on the services the Company provides to its customers. In executing customer orders to buy or sell a security in which the Company makes a market, the Company may sell to, or purchase from, customers at a price that is substantially equal to the current inter-dealer market price plus or minus a mark-up or mark-down. The Company may also act as agent and execute a customer's purchase or sale order with another broker-dealer market-maker at the best inter-dealer market price available and charge a commission. Mark-ups, mark-downs and commissions are generally priced competitively based on the services it provides to its customers. In each instance the commission charges, mark-ups or mark-downs, are in compliance with guidelines established by the FINRA.

Marketable securities are carried at fair value, with changes in value included in the statement of income in the period of change. Fair value is generally determined by quoted market prices. Non-marketable securities are valued at fair value as determined by management.

Cash and Cash Equivalents
The Company considers all highly liquid temporary cash investments with an original maturity of three months or less when purchased, to be cash equivalents.

Property and Equipment
Property and equipment is recorded at cost. Depreciation is calculated using the straight-line method based on the estimated useful lives of the related assets, which range from five to twenty years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful lives of the assets or the terms of the leases. Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments that extend the useful life of the asset are capitalized. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Fair Value of Financial Instruments
Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments” requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statement of financial position for current assets and current liabilities qualifying as financial instruments approximate fair value because of their short maturities.

Impairment of Long-Lived Assets
The Company assesses the recoverability of its long lived assets, including property and equipment when there are indications that the assets might be impaired. When evaluating assets for potential impairment, the Company first compares the carrying amount of the asset to the asset’s estimated future cash flows (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future cash flows (discounted and with interest charges). If the carrying amount exceeds the asset’s estimated futures cash flows (discounted and with interest charges), the loss is allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets. Based on its assessments, the Company did not incur any impairment charges for the years ended June 30, 2008 and 2007.

Concentrations of Credit Risk
The Company is engaged in trading and providing a broad range of securities brokerage and investment services to a diverse group of retail and institutional clientele, as well as corporate finance and investment banking services to corporations and businesses. Counterparties to the Company’s business activities include broker-dealers and clearing organizations, banks and other financial institutions. The Company uses clearing brokers to process transactions and maintain customer accounts on a fee basis for the Company. The Company uses one clearing broker for substantially all of its business. The Company permits the clearing firms to extend credit to its clientele secured by cash and securities in the client’s account. The Company’s exposure to credit risk associated with the non-performance by its customers and counterparties in fulfilling their contractual obligations can be directly impacted by volatile or illiquid trading markets, which may impair the ability of customers and counterparties to satisfy their obligations to the Company. The Company has agreed to indemnify the clearing brokers for losses they incur while extending credit to the Company’s clients. It is the Company’s policy to review, as necessary, the credit standing of its customers and each counterparty. Amounts due from customers that are considered uncollectible by the clearing broker are charged back to the Company by the clearing broker when such amounts become determinable.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Concentrations of Credit Risk, continued
Upon notification of a charge back, such amounts, in total or in part, are then either (i) collected from the customers, (ii) charged to the broker initiating the transaction and included in other receivables in the accompanying consolidated balance sheet, and/or (iii) charged as an expense in the accompanying consolidated statements of operations, based on the particular facts and circumstances.

The maximum potential amount for future payments that the Company could be required to pay under this indemnification cannot be estimated. However, the Company believes that it is unlikely it will have to make any material payments under these arrangements and has not recorded any contingent liability in the financial statements for this indemnification.

The Company maintains cash with major financial institutions. The Federal Deposit Insurance Corporation (“FDIC”) insures up to $100,000 at each institution and after October 3, 2008 up to $250,000 are insured by the FDIC at each institution. At times such amounts may exceed the FDIC limits. At June 30, 2008 and 2007, the uninsured cash bank balance was approximately $0 and $109,400, respectively. The Company believes it is not exposed to any significant credit risks for cash.

Advances to Registered Representatives
The Company extends unsecured credit in the normal course of business to its registered representatives. The determination of the amount of uncollectible accounts is based on the amount of credit extended and the length of time each receivable has been outstanding, as it relates to each individual registered representative. The allowance for uncollectible amounts reflects the amount of loss that can be reasonably estimated by management and is included as part of operating expenses in the accompanying consolidated statements of operations. As of June 30, 2008 and 2007, the Company has reserved approximately $90,000 and 44,000, respectively for any potential non-collection.

Advertising Costs
Advertising costs are expensed as incurred. Advertising costs, which are included in selling, general and administrative expenses, were deemed to be nominal during each of the reporting periods.

Income Taxes
The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No 109, “Accounting for Income Taxes” (SFAS No. 109). SFAS No. 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Income Taxes, continued
In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company adopted the provisions of Fin 48 effective July 1, 2007, the adoption of the provisions of FIN 48 did not have a material impact on the Company's consolidated financial position and results of operations. As of June 30, 2008, no liability for unrecognized tax benefits was required to be recorded.

NOTE 3 - Liquidity

During the years ended June 30, 2008 and 2007, the Company incurred a net loss of approximately $337,000 and net income of approximately $71,000, respectively. The Company has historically satisfied its capital needs with cash generated from operations. On July 29, 2008, the Company entered into a letter of intent with International Smart Sourcing (“ISS”), pursuant to which the Company would exchange one hundred percent (100%) of the issued and outstanding capital stock, resulting in the Company becoming a wholly-owned subsidiary of ISS, in exchange for twenty-two million (22,000,000) shares of ISS’ common stock. If the reverse acquisition with ISS is consummated (See Note 18), the Company’s capital requirements to fund its business would change and the Company would also be responsible for the outstanding commitments and contingencies of ISS. There can be no assurance that the Company will be successful in meeting these requirements.

However, the Company believes that it will have sufficient funds to maintain its current level of business activities, including those of ISS’, during fiscal year 2009 If market conditions should weaken, the Company would need to consider curtailing certain of its business activities, reducing its fixed overhead costs and/or seek additional sources of financing.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - Securities Owned and Securities Sold, But Not Yet Purchased, At Market

The following table shows the market values of the Company's investment securities owned and securities sold, but not yet purchased as of June 30, 2008 and 2007, respectively:

	June 30, 2008		June 30, 2007
		Securities Sold,		Securities Sold,
	Securities	but not yet	Securities	but not yet
	Owned	Purchased	Owned	Purchased
Corporate stocks	$57,507	$5,892	$254,891	$900

Securities sold, but not yet purchased commit the Company to deliver specified securities at predetermined prices. The transactions may result in market risk since, to satisfy the obligation, the Company must acquire the securities at market prices, which may exceed the values reflected in the consolidated statements of financial condition.

NOTE 5 - Due from Clearing Organization

The following represents amounts on deposit with Southwest Securities, Inc. (“Southwest”) with the Company’s clearing broker inventory account:

	June 30,
	2008	2007
Cash	$382,445	$162,708
Marketable securities	371,470	590,705

	$753,915	$753,413

The marketable securities are primarily comprised of corporate stocks. Marketable securities on deposit with Southwest Securities are reflected at fair value.

For the years ended June 30, 2008 and 2007, the Company used the services of Southwest to clear its brokerage business. The Company incurred charges of approximately $240,800 and $338,700 under this arrangement for the years ended June 30, 2008 and 2007, respectively.

NOTE 6 - Advances to/from Officer

As of June 30, 2008 and 2007, the Company has outstanding advances receivable of approximately $418,000 and $336,000, respectively, due from two officers/shareholders of the Company. These balances are non-interest bearing and have no definitive repayment terms.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - Advances to/from Officer, continued

As of June 30, 2008 and 2007, the Company has outstanding advances payable of approximately $141,000 and $40,000, respectively, due to an officer/shareholder of the Company. These balances are non-interest bearing and have no definitive repayment terms.

NOTE 7 - Due to/from Affiliated Companies

As of June 30, 2008, due to (from) affiliated companies consisted of the following:

	June 30,
	2008	2007
Legends property development (a)	$13,766	$--

Mainport LLC (b)	$(1,200)	$(1,200)

(a)	Represents expenses paid on behalf of an affiliated company whose directors’ are officers and shareholders’ of the Company.

(b)	Represents amounts due from an affiliated company whose officers and shareholders are officers and shareholders’ of the Company.

NOTE 8 - Property and Equipment

Property and equipment, net, consists of the following:

	June 30,
	2008	2007
Building and related capitalized costs	$575,576	$575,576
Land	600,000	600,000
Computer equipment	137,237	114,667
Furniture and fixtures	31,251	31,251

Total	1,344,064	1,321,494
Less: accumulated depreciation	(266,996)	(237,903)

Property and Equipment - Net	$1,077,068	$1,083,591

Depreciation expense for the years ended June 30, 2008 and 2007 was approximately $29,100 and $41,400, respectively.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 - Capital Lease Obligation

As of June 30, 2008, the Company has equipment under a capital lease expiring in August 2012. The asset and liability under the capital lease are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The asset is included in property and equipment and is amortized over the estimated life of the asset. The interest rate under the lease is 6.60% and is imputed based on the lessor’s implicit rate of return. The following is a summary of property held under capital leases:

Machinery and equipment	$22,570
Less: accumulated amortization	(2,956)

Property held under capital lease, net	$19,614

Amortization of assets held under the capital lease is included in depreciation expense.

Capital lease payable in monthly installments of $532, including interest through August 2012 secured by office equipment with a cost of $22,570 and accumulated amortization of $2,956.

At December 31, 2007, annual minimum future lease payments under the capital lease are as follows:

Fiscal Year Ending
June 30,	Amount
2009	$6,387
2010	6,387
2011	6,387
2012	6,387
2013	532
Total minimum lease payments	26,080
Less: amount representing interest	6,595

Present value of future minimum lease payments	$19,485

NOTE 10 - Line of Credit - Bank

The Company’s a bank line is payable on demand. The maximum amount the Company could borrow is $100,000, indebtedness under the line of credit provides for interest at the bank’s prime rate, plus 1.0% (approximately 5% at June 30, 2008 and 8% at June 30, 2007). As of June 30, 2008 and 2007, the amount outstanding under this credit facility was $93,000.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - Line of Credit - Bank, continued

Indebtedness under the credit agreement is collateralized by substantially all of the assets of the Company.

NOTE 11 - Mortgage Payable

a)

As of June 30, 2008 and 2007, Shark Rivers Investors, LLC has a loan payable to a financial institution of approximately $493,800 and $511,500 respectively. The term of the loan is 5 years with a 20 year repayment schedule. The loan matures in December 2008 and is payable in full. The loan has an interest rate of approximately 7%. The loan is collateralized with a lien on the building and a security interest in all of the furniture and fixtures and assignment of any leases. The mortgage has been personally guaranteed by certain officers and shareholders of the Company.

On December 18, 2008, Shark Rivers Investors, LLC entered into a loan agreement extending the maturity date of the loan to February 28, 2009. The note will have a stated interest rate through the extended maturity date of 7% per annum.

b)

As of June 30, 2008 and 2007, Shark Rivers Investors, LLC has a loan payable to a third party of approximately $303,600 and $307,200 respectively. The term of the loan is 3 years with a 30 year repayment schedule. The loan matures in July 2011 and is payable in full. The loan has a provision for the escalation of interest rates as follows, 8% beginning August 1, 2008; 8.25% beginning August 1, 2009; 8.5% beginning August 1, 2010. The loan is collateralized with a security interest in the building and has been personally guaranteed by certain officers who are shareholders of the Company.

Approximate maturities of long-term debt at June 30, 2008 for the next five years and in the aggregate are follows:

Fiscal Year Ending
June 30,	Amount
2009	$497,100
2010	3,600
2011	3,900
2012	292,800

$797,400

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - Notes Payable

Under the terms of a settlement agreement entered into with the NASD in July 2007, for monetary sanctions imposed against certain employees who are officers and shareholders of the Company (See Note 17). As of June 30, 2008, notes payable consists of as follows:

Note payable to FINRA in monthly installments of $900 per month including interest at a rate of 11.25% through August 2009.	$11,195

Note payable to FINRA in monthly installments of $2,500 per month including interest at a rate of 11.25% through August 2010.	56,253

$67,448

Maturities of long-term debt at June 30, 2008 for the next five years and in the aggregate are follows:

Fiscal Year Ending
June 30,	Amount
2009	$34,979
2010	29,031
2011	3,438

$67,448

NOTE 13 - Income Taxes

Effective July 1, 2007, the company adopted the provisions of Fin48. Fin 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between tax positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as "unrecognized benefits". A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise's potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of FIN 48.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - Income Taxes, continued

In accordance with FIN 48, interest costs related to unrecognized tax benefits are required to be calculated (if applicable) and would be classified as "Interest expense, net" in the consolidated statements of operations. Penalties would be recognized as a component of "General and administrative expenses".

In many cases the company's uncertain tax positions are related to tax years that remain subject to examination by relevant tax authorities. The Company files income tax returns in the United States (federal) and in various state and local jurisdictions. In most instances, the Company is no longer subject to federal, state and local income tax examinations by tax authorities for years prior to 2003.

The adoption of the provisions of FIN 48 did not have a material impact on the Company's consolidated financial position and results of operations. As of June 30, 2008, no liability for unrecognized tax benefits was required to be recorded.

Shark Rivers Investors, LLC is a limited liability corporation (treated for income tax purposes as a partnership). Income taxes for Federal and State purposes are not levied at the entity level, but rather on the individual partner or stockholder.

Network 1 Financial Advisors, Inc, Network 1 Financial Assurance and National Financial Services Group, Inc. are C-corporations and file their Federal and State annual tax return separate from the Company.

As of June 30, 2008, the Company had approximately $1.1 million of U.S. net operating loss carryforwards available to offset future taxable income, respectively. These net operating losses which, if not utilized, begin expiring in 2028. At June 30, 2008 and 2007, the Company has a deferred tax asset of approximately $450,000 and 278,000, which consists primarily of temporary differences relating to net operating losses. Deferred income taxes reflect the net tax effects of operating loss and tax credit carryforwards and temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. SFAS No. 109 requires that a valuation allowance be established when it is “more likely than not” that all, or a portion of, deferred tax assets will not be realized.

A review of all available positive and negative evidence needs to be considered, including a company’s performance, the market environment in which the company operates the length of carryback and carryforward periods, and expectations of future profits, etc.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - Income Taxes, continued

The Company believes that uncertainty exists with respect to future realization of the deferred tax assets and has established a valuation allowance for the full amount as of June 30, 2008 and 2007. The change in the deferred tax asset valuation allowance increased by approximately $172,000 and decreased by $32,000 during the years ended June 30, 2008 and 2007, respectively.

NOTE 14 - Benefit Contribution Plan

The Company sponsors a 401k profit sharing plan that covers substantially all of its employees. The plan provides for a discretionary annual contribution, and is allocated in proportion to compensation. In addition, each participant may elect to contribute to the Plan by way of a salary deduction. An employee becomes fully vested in the Company’s contribution after 6 years. A participant is fully vested in their own contributions. For the years ended June 30, 2008 and 2007, the Company made no discretionary contributions to the Plan.

NOTE 15 - Net Capital Requirements

The Company is a registered broker-dealer and is subject to the SEC’s Uniform Net Capital Rule 15c3-1. This requires that the Company maintain minimum net capital of $100,000 and also requires that the ratio of aggregate indebtedness, as defined, to net capital, shall not exceed 15 to 1.

As of June 30, 2008 and 2007, the Company’s net capital exceeded the requirement by approximately $79,500 and $220,440, respectively.

Advances, dividend payments and other equity withdrawals are restricted by the regulations of the SEC, and other regulatory agencies are subject to certain notification and other provisions of the net capital rules of the SEC. The Company qualifies under the exemptive provisions of Rule 15c3-3 as the Company does not carry security accounts for customers or perform custodial functions related to customer securities.

NOTE 16 - Stockholders’ Equity

Shares Authorized
The Company’s authorized number of shares of capital stock is 20,000,000 issuable in series with rights, preferences, privileges and restrictions as determined by the Board of Directors.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 - Stockholders’ Equity, continued

Series A Preferred Stock
As of June 30, 2008 and 2007, the Company has 1,000,000 shares authorized, of 8% Series A preferred stock $1.00 par value, and 215,000 shares are outstanding.

The Series A preferred stock is redeemable at the option of the Company’s Board of Directors at 125% of the issuance price plus any dividends earned but unpaid and after one year outstanding. The Series A preferred stock is non-voting and non-cumulative. Of the 215,000 shares issued, 130,000 shares are owned by National Financial Services Group, Inc., an affiliated Company, whose officers and shareholders’ are officers and shareholders of the Company. Accordingly, the value of these shares has been eliminated. For each of the years ended June 30, 2008 and 2007 the Company paid $6,800 in dividends with respect to the preferred stock, any inter-company dividends have been eliminated.

The preferred stock shareholders are entitled to a bonus dividend at the discretion of the board of directors based on the profitability of the firms market making investment activities minus certain deductions. No bonus dividends were declared for the years ended June 30, 2008 and 2007.

Series B Preferred Stock
As of June 30, 2008 and 2007, the Company has 4,000,000 shares authorized, of Series B preferred stock $1.00 par value, none issued and outstanding. The class B preferred stock is non-voting.

Class A Common Stock
As of June 30, 2008 and 2007, the Company has 10,000,000 shares of class A common stock, $0.01 par value authorized. 1,593,930 shares are issued and 1,091,430 shares are outstanding. The class A common stock is voting.

Class B Common Stock
As of June 30, 2008 and 2007, the Company has 2,000,000 shares of class B common stock, $0.01 par value authorized, 150,878 shares are issued and 140,528 shares are outstanding. The class B common stock is non-voting and is convertible to class A voting stock on a 1:1 ratio upon 75% member approval of the Board of Directors.

Class C Common Stock
As of June 30, 2008 and 2007, the Company has 3,000,000 shares of class C common stock, $0.01 par value authorized, none issued and outstanding. The class C common stock is non-voting.

During the fiscal year ended June 30, 2008, $20,100 was contributed to Shark Rivers Investors, LLC by a shareholder for no additional consideration.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 17 - Commitments and Contingencies

Litigation
The Company may be involved in legal proceedings in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. The Company currently is not involved in any legal proceedings which are not in the ordinary course of business.

Enforcement Actions
In July 2007, the Company entered into a settlement agreement with the NASD for monetary sanctions imposed against certain employees who are officers and shareholders of the Company. The monetary sanctions amounted in the aggregate to $129,900. The term of the settlement agreement allowed the Company to follow an installment arrangement. Principal terms of the arrangement required a down payment of 25%. The remaining balance is to be paid over a term ranging from 24 to 36 months. Interest is to be paid at a rate of approximately 11.25% per annum (See Note 12).

Lease Commitments
The Company leases its corporate office facility under a operating lease expiring in June 2010. Additional rent is payable for increases in real estate taxes and operating expenses over base period amounts. Under the terms of the lease, the Company has the option to cancel the lease provided a minimum of four months written notice is given to the landlord.

Minimum future annual rental payments are approximately as follows:

		Common Area and
	Base	Maintenance
Year Ending	Rent	Charges	Total
2009	$79,800	$34,200	$114,000
2010	83,600	34,600	118,200

Total	$163,400	$68,800	$232,200

The total amount of rent payable under the leases is recognized on a straight line basis over the term of the leases. Rent expense for the years ended June 30, 2008 and 2007 was approximately $106,400 and $100,200, respectively.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 18 - Subsequent Event

On July 29, 2008, the Company entered into a letter of intent with ISS, pursuant to which the Company would exchange one hundred percent (100%) of the issued and outstanding capital stock, resulting in the Company becoming a wholly owned subsidiary of ISS, in exchange for twenty-two million (22,000,000) shares of ISS’ common stock, $0.001 par value, which amount shall be subject to adjustment after the completion of (a) the Company’s audited consolidated financial statements for the years ended June 30, 2008 and 2007, and (b) a due diligence review by ISS.

The acquisition is subject to due diligence and the execution of definitive agreements. If consummated, the transaction would constitute a reverse acquisition by ISS of the Company, as the Company would control the post merged company.

The Company is the holder of 53,452 warrants with an exercise price of approximately $1.00 to purchase 275,278 shares of ISS common stock. The warrants expire in April 2010.

The Company can give no assurance that any transaction will occur, or that if such a transaction were to occur, it would enhance the future operations or financial results, or specifically that the Company would become and remain profitable as a result of such transaction.

On November 18, 2008, Network 1 Financial Advisors Inc. entered into a note payable with ISS for proceeds of $100,000. The note matures on November 18, 2009 and has a stated interest rate of 6% per annum.

On November 26, 2008, the Company sold 25,000 shares of its class A common stock common stock to Network 1 Financial Advisors, Inc. for gross proceeds of $50,000.

Exhibit 99.1.3

NETWORK 1 FINANCIAL SECURITIES INC.
INTERNATIONAL SMART SOURCING, INC.
INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the merger between Network 1 Financial Securities Inc. (“Network 1”) and International Smart Sourcing, Inc. (“ISSI”) contemplated in a Stock Purchase Agreement dated as of March 26, 2009. Effective on June 9, 2009, Network 1 became a wholly-owned subsidiary of ISSI whereby 97.55% of the shares of common stock of Network 1 were exchanged for 21,460,622 shares of ISSI, a public shell corporation. Upon completion of the merger, ISSI changed its name to Network 1 Financial Group, Inc. and Network 1 became its wholly-owned subsidiary.

As a result of the transaction, the former owners of Network 1 became the controlling stockholders of ISSI. Accordingly, the merger of Network 1 and ISSI is a reverse merger that has been accounted for as a recapitalization of Network 1, which is deemed to be the accounting acquirer. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the unaudited pro forma combined condensed financial statements.

The unaudited pro forma condensed combined balance sheet combines the balance sheets of Network 1 and ISSI as if the recapitalization has occurred on March 31, 2009. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2008 (the fiscal year of Network 1, the accounting acquirer) combines the historical statements of operations of Network 1 and ISSI for the year ended June 30, 2008 and gives pro forma effect to the recapitalization as if it were completed on July 1, 2007. The unaudited pro forma condensed combined statements of operations for the nine months ended March 31, 2009 combines the historical statements of operations of Network 1 and ISSI for the nine months ended March 31, 2009 and gives pro forma effect to the recapitalization as if it were completed on July 1, 2008. Reference is made to the notes to the pro forma statements a detailed explanation of these combinations.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical consolidated financial statements of Network I Financial Securities, Inc. for the years ended June 30, 2008 and 2007 and notes thereto; the unaudited historical consolidated financial statements of Network 1 Financial Securities, Inc. for the nine months ended March 31, 2009 and 2008 and the notes thereto appearing elsewhere herein, and the historical financial statements of ISSI, as filed and issued in its Form 10-K for the year ended December 31, 2008 and its unaudited financial statements, as filed and issued in its Forms 10Q for the quarters ended June 30, 2008 and March 31, 2009.

These pro forma condensed combined financial statements may not be indicative of what would have occurred if the reverse acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

Network 1 Financial Securities, Inc. and International Smart Sourcing, Inc.
Pro Forma Condensed Combined Balance Sheet
March 31, 2009
(Unaudited)

		Network 1 Financial Securities, Inc Entities				Pro Forma Adjustments
		Consolidated
	International	Network 1		Network 1
	Smart	Financial	Less: Variable	Financial					Pro Forma
	Sourcing, Inc.	Securities Inc.	Interest Entities	Securities Inc.		Debit	Credit		Combined
	b		f	a
ASSETS
Cash	$318,255	$62,875	$9,982	$52,893		$-	$80,000	g	$291,148
Certificate of deposit	549,716	-	-	-		-	-		549,716
Due from clearing organization	-	752,966	-	752,966		-	21,361	h	731,605
Advances to officers	-	435,658	320,054	115,604		-	-		115,604
Due from affiliates	-	11,935	(37,329)	49,264		-	-		49,264
Advances to registered representatives, net	-	48,182	-	48,182		-	-		48,182
Securities owned, at market values	-	108,506	-	108,506		-	-		108,506
Note receivable - Network 1 Advisors, Inc.	100,000	-	-	-		-	-		100,000
Property and equipment, net	-	1,049,995	1,034,827	15,168		-	-		15,168
Other assets	10,646	65,740	39,140	26,600		-	10,646	d	26,600
Total assets	$978,617	$2,535,857	$1,366,674	$1,169,183		$-	$112,007		$2,035,793

LIABILITIES AND STOCKHOLDERS' EQUITY
Lines of credit	$-	$93,000		$93,000		$-	$-		$93,000
Mortgage payable	-	781,582	781,582	-		-	-		-
Notes payable	-	167,521	120,000	47,521		-	-		47,521
Due to affiliates	-	-	-	-		-	-		-
Due to officers	-	151,357	141,357	10,000		-	-		10,000
Commissions payable	-	119,453	-	119,453		-	-		119,453
Securities sold not yet purchased, at market	-	2,856	-	2,856		-	-		2,856
Capital lease obligations	-	14,657	-	14,657		-	-		14,657
Derivative liability - warrants	458,195	-	-	-	h	17,549	-		440,646
Accounts payable and accrued expenses	879	329,495	61,387	268,108	d	879	-		268,108
Total liabilities	459,074	1,659,921	1,104,326	555,595		18,428	-		996,241

NON-CONTROLLING INTEREST IN SUBSIDIARIES		418,948	418,948	-		-	-		-

STOCKHOLDERS' EQUITY
Preferred stock	-	85,000	(130,000)	215,000		-	-		215,000
Common stock	18,899	16,189	(225)	16,414	c	16,414	21,461	e	40,360
Class B common stock	-	1,509		1,509	c	1,509	-
Additional paid-in capital	4,512,387	603,362	(49,775)	653,137	c	2,383,708	(9,767)	d	2,800,914
					c	(36,215)	17,923	a
					e	21,461	-
					h	3,812
Deficit accumulated during the development stage	36,215			-			(36,215)	c	-
Accumulated deficit	(2,383,708)	(243,943)	23,400	(267,343)	g	80,000	2,383,708	c	(347,343)
Total stockholders' equity	2,183,793	462,117	(156,600)	618,717		2,470,689	2,377,110		2,708,931
Less: Treasury stock, at cost	(1,664,250)	(5,129)	-	(5,129)					(1,669,379)
Total stockholders' equity	519,543	456,988	(156,600)	613,588		2,470,689	2,377,110		1,039,552
Total liabilities and stockholders' equity	$978,617	$2,535,857	$1,366,674	$1,169,183		$2,489,117	$2,377,110		$2,035,793

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
BALANCE SHEET

(a)	Derived from the unaudited balance sheet of Network 1 as of March 31, 2009, which included the consolidation of certain variable interest entities pursuant to Financial Accounting Standards Board (“FASB”) Interpretation No. 46R, “Consolidation of Variable Interest Entities”. Since these entities will not be included in the merger transaction in accordance with the Stock Purchase Agreement, the consolidated balance sheet of Network 1 has been adjusted to eliminate these entities in the accompanying pro forma balance sheet.

(b)	Derived from the unaudited balance sheet of ISSI as of March 31, 2009 included in its Form 10Q filed with the US Securities and Exchange Commission.

(c)	Reflects the recapitalization of Network 1 pursuant to the proposed merger. It is based upon the exchange of 97.55% of the common shares of Network 1 being exchanged for 21,460,622 shares of common stock of ISSI.

(d)	Reflects the elimination of ISSI assets and liabilities which will not be included in the merger transaction.

(e)	Represents the Par Value of ISSI common shares issued in the merger transaction.

(f)	Elimination of Variable Interest Entities included in the unaudited consolidated financial position in the accompanying unaudited condensed consolidated financial statements of Network 1 Financial Securities Inc. for the nine months ended March 31, 2009, which are not part of the proposed Stock Purchase Agreement.

(g)	Estimated additional closing and transaction related costs.

(h)	Per Emerging Issues Task Force 07-5 “Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity’s Own Stock,” elimination of the excess of the market value of ISSI IPO warrants owned by and included in Network 1’s portfolio at market value as compared to the Black-Scholes fair valuation of these derivative instrument warrants as included in ISSI’s March 31, 2009 balance sheet.

Network 1 Financial Securities, Inc. and International Smart Sourcing, Inc.
Pro Forma Condensed Combined Statement of Operations
For the Year Ended June 30, 2008
(Unaudited)

		Network 1 Financial Securities, Inc Entities			Pro Forma Adjustments
		Consolidated
	International	Network 1	Less: Variable	Network 1
	Smart	Financial	Interest	Financial				Pro Forma
	Sourcing, Inc.	Securities Inc.	Entities	Securities Inc.	Debit	Credit		Combined
	b	a	a	a
Revenues	$-	$2,763,340	$307,370	$2,455,970	$-	$-		$2,455,970

Operating Expenses
Commissions	-	1,175,259	72,548	1,102,711				1,102,711
Compensation and related expenses	-	795,176	-	795,176				795,176
Clearing fees	-	240,779	-	240,779				240,779
Communications and data processing	-	222,920	-	222,920				222,920
Interest	-	138,225	70,298	67,927				67,927
Occupancy and related expenses	-	183,960	-	183,960				183,960
Office expenses, general and administrative	169,815	261,888	95,383	166,505		169,815	a	166,505
Professional fees	-	53,547	-	53,547				53,547
Depreciation	-	29,093	22,645	6,448				6,448
		-	-
Total operating expenses	169,815	3,100,847	260,874	2,839,973	-	169,815		2,839,973
		-	-
Loss from operations	(169,815)	(337,507)	46,496	(384,003)	-	169,815		(384,003)

Interest income	44,727	-	-	-				44,727
Net income (loss) attributable to non-controlling interest	-	46,496	46,496	-				-

Net loss before income taxes	(125,088)	(384,003)	-	(384,003)	-	169,815		(339,276)

Income taxes	-	-	-	-		-		-

Net income (loss)	(125,088)	(384,003)	-	(384,003)	-	169,815		(339,276)
Preferred stock dividends	-	6,800	(10,400)	17,200	-	-		17,200
Net income (loss) attributable to common stockholders	$(125,088)	$(390,803)	$10,400	$(401,203)	$-	$169,815		$(356,476)

Pro Forma weighted average common shares outstanding:
Basic and Diluted	10,974,435					21,460,622		32,435,057

Pro Forma (loss) per common share:
Basic and Diluted	$(0.01)							$(0.01)
Pro Forma book value per common share:	$0.05							$0.03

Network 1 Financial Securities, Inc. and International Smart Sourcing, Inc.
Pro Forma Condensed Combined Statement of Operations
For the Nine Months Ended March 31, 2009
(Unaudited)

		Network 1 Financial Securities, Inc Entities			Pro Forma Adjustments
		Consolidated
	International	Network 1	Less: Variable	Network 1
	Smart Sourcing,	Financial	Interest	Financial				Pro Forma
	Inc.	Securities Inc.	Entities	Securities Inc.	Debit	Credit		Combined
	b	a	a	a
Revenues	$-	$2,368,634	$236,908	$2,131,726	$-	$-		$2,131,726
Operating Expenses
Commissions	-	1,351,878	67,475	1,284,403				1,284,403
Compensation and related expenses	-	440,097	-	440,097				440,097
Clearing fees	-	148,026	-	148,026				148,026
Communications and data processing	-	109,282	11,486	97,796				97,796
Interest	-	70,923	41,602	29,321				29,321
Occupancy and related expenses	-	140,293	24,007	116,286				116,286
Office expenses, general and administrative	235,917	198,794	38,652	160,142		235,917	c	160,142
Professional fees	-	100,306	(220)	100,526				100,526
Depreciation	-	24,300	17,190	7,110				7,110

Total operating expenses	235,917	2,583,899	200,192	2,383,707	-	235,917		2,383,707
		-	-
Loss from operations	(235,917)	(215,265)	36,716	(251,981)	-	235,917		(251,981)
Other income
Change in fair value of warrants	573,477	-	-	-	21,964		e	551,513
Interest income	17,661	-	-	-				17,661
Net income (loss) attributable to non-controlling interest		(36,716)	(36,716)	-				-

Net loss before income taxes	355,221	(251,981)	-	(251,981)	21,964	235,917		317,193

Income taxes		-	-		-	-		-
				-
Net income (loss)	355,221	(251,981)	-	(251,981)	21,964	235,917		317,193
Preferred stock dividends	-	1,700	(2,600)	4,300	-	-		4,300
Net income (loss) attributable to common stockholders	$355,221	$(253,681)	$2,600	$(256,281)	$21,964	$235,917		$312,893

Pro Forma weighted average common shares outstanding:
Basic and Diluted	10,974,435					21,460,622	d	32,435,057

Pro Forma (loss) per common share:
Basic and Diluted	$0.03							$0.01
Pro Forma book value per common share:	$0.05							$0.03

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
STATEMENTS OF OPERATIONS

(a)	Derived from the condensed consolidated statements of operations for the year ended June 30, 2008 and the unaudited condensed consolidated statement of operations of Network 1 for the nine months ended March 31, 2009. These statements included the consolidation of certain variable interest entities pursuant to Financial Accounting Standards Board (“FASB”) Interpretation No. 46R, “Consolidation of Variable Interest Entities”. Since these entities will not be included in the merger transaction pursuant to the Stock Purchase Agreement, the consolidated statement of operations of Network 1 has been adjusted to eliminate these entities in the pro forma statement of operations.

(b)	Derived from the audited income statements of ISSI for the year ended December 31, 2008 and 2007 included in its Form 10-K filed with the SEC and the unaudited quarterly financial statements of the six months ended June 30, 2009 and 2008 (for the year ended June 30, 2008) and the three months ended March 31, 2009 and 2008 (for the nine months ended March 31, 2009) included in its Forms 10-Q filed with the SEC. The results of operations of ISSI for the year ended June 30, 2008 were derived by adding the six months ended December 31, 2008 to and deducting the six months ended December 31, 2007 from the results of operations for the year ended June 30, 2008. The results of operations of ISSI for the nine months ended March 31, 2009 were derived by adding the three months ended March 31, 2009 to and deducting the six months ended June 30, 2008 from the results of operations for the year ended December 31, 2008.

(c)	Reflects elimination of operations of ISSI. These operations were discontinued as of the merger date.

(d)	Represents number of ISSI shares of common stock issued in the reverse merger.

(e)	Elimination of Variable Interest Entities included in the unaudited consolidated results of operations in the accompanying consolidated financial statements of Network 1 Financial Securities Inc. for the year ended June 30, 2008 and the nine months ended March 31, 2009, which are not part of the proposed Stock Purchase Agreement.

(f)	For the nine month period ended March 31, 2009, elimination of gain in fair value of ISSI warrants treated as a derivative instrument per Emerging Issues Task Force 07-5 “Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity’s Own Stock” in its historical financial statements, which was effective January 1, 2009, attributed to ISSI warrants owned by Network 1.